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                                                               Exhibit 99.17

                                                EXECUTION VERSION


                         TRADEMARK PLEDGE AGREEMENT



                                   between



CARBOGEN AG, c/o Carbogen Laboratories AG, Schachenallee 29, CH-5000 Aarau, Switzerland
                                                               (the PLEDGOR)



                                     and



KBC BANK NV, a Belgian bank, with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises under enterprise number 0462.92.0.226, acting for itself and as joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below),

                                                               (the PLEDGEE)



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WHEREAS

A. Solutia Europe SA/NV (the ISSUER) and the Noteholders have agreed to amend and restate the Issuer's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, the NOTES and such Terms and Conditions of Notes, as amended, modified or supplemented from time to time, the TERMS AND CONDITIONS OF NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30 January 2004 among the Issuer and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Issuer will enter into a Fiscal Agency Agreement dated on or about the date of this Agreement among the Issuer, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent (as defined herein) (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

B. It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Pledgor guaranty the prompt payment and performance when due of all obligations of the Issuer under the Credit Documents and grant a pledge of its trademark "CarboGen" (as defined below) to the Pledgee to secure its obligations to the Pledgee as provided herein and undertake the obligations contemplated by this Agreement.

C. Pursuant to Clause 2.1 of the Collateral Agency Agreement, the Pledgee shall be the joint creditor (together with the relevant Noteholder) of each and every obligation of the Pledgor, as guarantor, towards each of the Noteholders under the Pledgor Subsidiary Guaranty and the other Credit Documents to which it is a party, and accordingly the Pledgee will have its own independent right to demand performance by the Pledgor of those obligations. There is as a result a joint creditorship under New York law between the Noteholders and the Pledgee with regard to the sums owed under the Pledgor Subsidiary Guaranty and the other Credit Documents.

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D.       The Pledgor is the legal and beneficial owner of the trademark
         "CarboGen" (the TRADEMARK, as hereinafter defined).

E. In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Pledgor agrees to create a first ranking pledge in respect of the Trademark in favour of the Pledgee under the following terms (the AGREEMENT).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

1.       INTERPRETATION

1.1.     In this Agreement the following terms have the following meanings:

         AGREEMENT has the meaning given to it in the Preamble.

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated on or about the date of this Agreement among the Issuer, the Subsidiary Guarantors, the Pledgee and the Noteholders party thereto, as amended, modified or supplemented from time to time.

         PARTY means a party to this Agreement.

         PAYMENT DEFAULT means the default of the Pledgor to pay to the Pledgee any amounts when due owed by the Pledgor under the Pledgor Subsidiary Guaranty, the Collateral Agency Agreement and any other Credit Document to which it is party.

         PLEDGE means the pledge of the Trademark created or arising pursuant to this Agreement.

         PLEDGOR SUBSIDIARY GUARANTY means the Subsidiary Guaranty made by the Pledgor in favour of the Pledgee on or about the date of this Agreement.

         SECURED OBLIGATIONS means all present and future actual and contingent indebtedness, obligations, and liabilities of the Pledgor to the Pledgee, which may arise under, out of, or in connection with the Collateral Agency Agreement, the Pledgor Subsidiary Guaranty or any other Credit Document to which the Pledgor is party.


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         TRADEMARK means any and all trademarks registered and pending applications owned by Pledgor in any countries or registration systems which consist of or contain the element "CarboGen", including without limitation the trademarks listed in Schedule 1.
                                                               ----------

         Unless the context otherwise requires or unless otherwise defined in this Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Agreement.

1.2. Where the context so admits, the singular includes the plural and vice versa.

1.3. The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4. Any reference in this Agreement to a defined document is a reference to that defined document as amended, supplemented or novated from time to time in accordance with its terms.

2.       PLEDGE

2.1. As security for the Secured Obligations, the Pledgor hereby pledges the Trademark to the Pledgee as a first and first priority pledge.

2.2. Within 5 (five) Business Days of the date hereof, the Pledgor shall deliver to the Pledgee a letter substantially in the form as set forth in Schedule 2 for the registration of the Pledge with the
                  ----------
         Swiss Federal Intellectual Property Institute, duly signed by the Pledgor.

2.3. The Pledgor authorizes the Pledgee to register the Pledge in other countries or registration systems and undertakes to do all acts and things necessary or useful, and to procure that any and all such acts and things be done to properly effect such further registrations. The costs of such registrations shall be borne by the Pledgor.

2.4. The Pledgor shall when applying for new trademarks containing or consisting of the element "CarboGen" in any country or registration system simultaneously register at its own cost the Pledge thereupon. The Pledgor shall without delay inform the Pledgee of any such new applications for trademarks and provide the Pledgee with copies thereof.


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3.       CONTINUING SECURITY

3.1. This Agreement shall create a continuing security and no change or amendment or increase whatsoever to the Notes or in any document or agreement related thereto nor any release of Security shall affect the validity or the scope of this Agreement. This Agreement shall not be discharged or in any way prejudiced or affected by any change in the constitution or status of the Pledgor or any other Person or by any legal limitation, disability, incapacity or other circumstances relating to the Pledgor or any other Person, by any invalidity, illegality or unenforceability of the obligations of the Pledgor or any other Person. The Pledgee or, as the case may be, Requisite Noteholders may at any time without discharging or in any way affecting this Agreement (a) grant the Issuer or any Subsidiary Guarantor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) abstain from taking or perfecting any other security and discharge any other security, (d) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, (e) amend the terms and conditions of the Secured Obligations in accordance with the Terms and Conditions of Notes and applicable law, and (f) apply any payment received from the Pledgor or for its account towards the Secured Obligations or any other obligations of the Pledgor of the Pledgee's choice.

3.2. Without prejudice to the scope of the Secured Obligations, the Pledgor and the Pledgee agree that in the event of a transfer of all or any part of the Secured Obligations by way of assignment or novation in accordance with the Credit Documents or in the event of a change or replacement of the Pledgee or the Pledgor in accordance with the Credit Documents, the Assignments will be maintained, automatically and without any further formality or consent, to secure the Secured Obligations as assigned or novated in favour of the Pledgee (or the new Pledgee, if any). To the extent that any such further formality or consent on the part of Pledgor will, nevertheless, be required, the Pledgor hereby undertakes to perform any such formality or consent without delay upon request of the Pledgee, who shall itself act upon the written instructions of the Requisite Noteholders.

4.       REPRESENTATIONS AND WARRANTIES

         Without prejudice and in addition to the representations and warranties of the Pledgor under the Pledgor Subsidiary Guaranty and the other Credit Documents to

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         which the Pledgor is party, the Pledgor represents and warrants to the Pledgee as of the date hereof and undertakes during the subsistence of this Agreement as follows:

4.1. the Trademark is duly registered in the countries and registration systems listed in Schedule 1 and Pledgor does not own any other
                           ----------
         Trademarks than those listed in Schedule 1;
                                         ----------

4.2. in the past the Pledgor had pledged the Trademark to Citibank N.A., New York, in its capacity as administrative agent, and such pledge is today released. However, it is possible that such released pledge is still registered in certain countries and registration systems; the Pledgor is the sole legal and beneficial owner of the Trademark and subject to any remaining registrations of such released pledge, the Trademark is free and clear of any Liens, except for Permitted Liens imposed by mandatory operation of law; this Agreement creates a valid and enforceable pledge over the Trademark in favour of Pledgee under the laws of Switzerland;

4.3. the Pledgor has not assigned, transferred or otherwise disposed of the benefit of the Trademark;

4.4. there are no agreements between the Pledgor and any third party relating to the Pledge that could negatively affect the obligations of the Pledgor or the rights of the Pledgee under this Agreement or the enforcement of the Pledge or the proceeds of the enforcement of the Pledge;

4.5. no third party has made, or to the Pledgor's knowledge threatened to make, any claim against the Pledgor based on the alleged infringement of its intellectual property right in connection with the use of the Trademark in the ordinary course of the Pledgor's business;

4.6. no third party has challenged, or to the Pledgor's knowledge threatened to challenge, the validity of any of the Trademark in any invalidity lawsuit or similar proceedings before competent authorities;

4.7. the Pledgor is not aware of any infringement of the Trademark by third parties;

4.8. the Pledgor is a corporation duly incorporated and validly existing under the laws of Switzerland and is not in liquidation, with the power to enter into this Agreement and to exercise its rights and perform its obligations hereunder; all corporate and other actions required to authorise the execution and performance of this

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         Agreement have been duly taken; no consent of any Person is required for the execution, delivery and performance of this Agreement, other than those that have been obtained;

4.9. the Pledgor is not insolvent, nor subject to any insolvency proceedings or in any other similar situation of conflicting claims of creditors in a way, which could give these creditors reasonable grounds for a claim against the Pledgor. No resolutions have been taken, nor has any petition been filed, to dissolve or liquidate the Pledgor, nor has the Pledgor been declared bankrupt nor has a suspension of payments been granted to the Pledgor;

4.10. this Agreement does not violate any law or regulation applicable to the Pledgor as of the date hereof, its constitutional documents or any material contractual or other obligation binding upon it, that would prevent it from pledging the Trademark.

5.       UNDERTAKINGS

         The Pledgor hereby undertakes:

         (a) with the exception of the Pledge or Permitted Liens by mandatory operation of law, not to grant, create or permit any Lien, or otherwise transfer the Trademark or take any other action with respect to the Trademark that could reasonably be expected to jeopardize any rights of the Pledgee under this Agreement, or could reasonably be expected to jeopardize the enforcement or the value of the Pledge;

         (b) to promptly inform the Pledgee of any fact or event which could reasonably be expected to at any time to jeopardize or affect the Plegdee's right over the Trademark or the Pledgee's ability to enforce the Pledge;

         (c) to promptly execute and deliver all instruments and documents, and take all action that the Pledgee may reasonably request upon the written instructions of the Requisite Noteholders in order to register, perfect and protect the Pledge or to enable the Pledgee to exercise and enforce its rights and remedies under this Agreement in any country or registration system;

         (d) to promptly inform the Pledgee of all infringements of the Trademark by third parties, of all third party challenges to the validity of the Trademark and of all third party claims based on the alleged infringement of their intellectual

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              property rights in connection with the use of the Trademark in the ordinary course of the Pledgor's business;

         (e) to do all acts and things necessary to maintain the legal validity and prevent any deterioration of the legal standing of the Trademark, in particular to defend the Trademark against each and every nullity claim by third parties and to take at its own costs legal steps against each and every infringement of the Trademark to the extent such acts, things or steps are reasonable in view of the value of the relevant Trademark.

         (f) to have the released pledge of the Trademark in favour of Citibank N.A., New York, in its capacity as administrative agent, removed without delay from all registration systems in all countries in which the Trademark is registered.

6.       DURATION AND RELEASE

6.1. This Agreement shall remain in full force and effect until the earlier of (a) the date upon which all Secured Obligations have been irrevocably paid and discharged in full; and (b) the date notified by the Pledgee to the Issuer. This Agreement shall not cease to exist if any payments made in satisfaction of the Secured Obligations have only temporarily discharged the Secured Obligations.

         After the full and complete satisfaction of all Secured Obligations or if so required by Swiss mandatory law, the Pledgee shall release and cancel the security constituted by this Agreement and procure the reassignment to the Pledgor of the property and assets assigned to the Pledgee pursuant to this Agreement.

         Any release or discharge of the Pledge shall be null and void and without effect if any payment received by the Pledgee and applied towards satisfaction of all or part of the Secured Obligations

         (a) is avoided or declared invalid as against the creditors of the maker of such payment; or

         (b)  becomes repayable by the Pledgee to a third party; or

         (c)  proves not to have been effectively received by the Pledgee;

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         and the Pledgee shall be entitled to enforce the Pledge as if such release or discharge had not occurred.

6.2. This security is in addition to any existing or future collateral, guarantee or other security held by the Pledgee.

7.       ENFORCEMENT

7.1. At any time after the occurrence of a Payment Default that is continuing, the Pledge shall become immediately enforceable and the Pledgee shall in particular have the right, in addition to all the rights and remedies of a secured party on default under applicable law and subject to the Collateral Agency Agreement and to the Terms and Conditions of Notes, to:

         (a) enforce the Pledge in respect of the Trademark, in accordance with applicable legal provisions and as set forth in this Agreement; and

         (b) apply any payments which may be received or receivable by the Pledgee in respect of the Trademark to satisfaction of the Secured Obligations and as provided in the Collateral Agency Agreement; and

         (c) exercise all rights and remedies it possesses, and to act generally in relation to the Trademark in such manner as it shall determine within the limit of the applicable law and its rights under this Agreement.

7.2. When exercising its right to enforce the Pledge after the occurrence of a Payment Default that is continuing, the Pledgee shall be entitled, at its discretion,

         (a) to sell the Trademark either through public auction (offentliche Versteigerung) or by way of private sale (Selbstverkaufsrecht), without regard to the procedures and formalities provided for in the Swiss Federal Act Debt Collection and Bankruptcy of 1889, as amended, and without any notice thereof to the Pledgor other than a notice intending to inform the Pledgor that a sale of the Trademark will take place, this notice being sent in accordance with Clause 10.8 of this Agreement to the Pledgor no later than 10 (ten) Business Days prior to such sale; or

         (b) notwithstanding the foregoing and the provisions of Art. 41 of the Swiss Federal Law on the Recovery of Debts and Bankruptcy or any other

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              applicable law, to institute and pursue the ordinary procedure for recovery of debt without having first to dispose of the Trademark or to institute statutory proceedings for the realization thereof.

7.3. The Pledgee has the right to acquire the Trademark for itself in any such public auction or private sale. In case of an acquisition of the Trademark by the Pledgee in a private sale, such sale has to be at arm's length, i.e. at the real value (the REAL VALUE (wirklicher Wert)) of the acquired Trademark. If the Pledgor and the Pledgee do not reach an agreement on the Real Value within 30 calendar days following the Pledgee's corresponding offer, the Real Value shall be determined by an independent expert to be mutually appointed by the Parties. The expert's determination of the Real Value shall be final (Schiedsgutachten). If the parties hereto cannot, within 60 days following the Pledgee's offer, agree on the expert to be appointed, the independent expert shall be appointed by the president of the "Treuhand-Kammer", Zurich, Switzerland.

7.4. In view of a realization of the Pledge in accordance with the terms and conditions set forth above, the Pledgor, being the sole owner and holder of the Trademark, hereby expressly declares its approval of the assignment and transfer of the Trademark being subject to such realization to the acquirer of such Trademark. The Pledgor further agrees that the respective acquirer will hold the Trademark following their assignment and transfer and Pledgor will see for it that such acquirer will without any delay be registered as the owner of the Trademark with the Swiss Federal Intellectual Property Institute and/or any other relevant country and registration system listed in Schedule 1.
                   ----------

7.5. The proceeds from the realization of the Pledge shall be applied to towards the Secured Obligations, including any costs and expenses of the Pledgee, in accordance with the Collateral Agency Agreement, but without prejudice to the rights of the Pledgee to recover any shortfall from the Pledgor.

8.       EXPENSES AND COSTS; DUTIES OF THE PLEDGEE

         All expenses that the Pledgee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Trademark, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of

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         the provisions hereof, shall be borne by the Pledgor. All other expenses and duties reasonably incurred in connection with this Agreement, in particular with regard to the establishment and perfection of the Pledge, its enforcement and the granting of any release, shall be borne by the Pledgor. The Pledgor shall on first demand reimburse the Pledgee for any such expenses or duties paid by it, and the same shall be part of the Secured Obligations.

         The Pledgee shall not be liable for any acts or omissions with respect to the Trademark or the enforcement or the losses arising in connection with the exercise of any of its rights, powers and discretions hereunder, save for liabilities and expenses arising from the gross negligence or willful misconduct of the Pledgee. The Pledgee shall not be under any obligation to the Pledgor to take any steps necessary to preserve any rights in the Trademark against any other parties but may do so at its option, and all expenses reasonably incurred in connection therewith shall be for the account of the Pledgor and shall be part of the Secured Obligations. If any such expenses are borne by the Pledgee, the Pledgor shall on first demand reimburse the Pledgee therefor, and its reimbursement obligation shall be part of the Secured Obligations.

9.       TAXES

         The Pledgor shall pay, promptly on demand of the Pledgee all stamp, registration, notarial and other similar Taxes or fees paid or payable by the Pledgee in connection with any action taken or contemplated by or on behalf of the Pledgee for perfecting, enforcing, releasing, canceling, reassigning or resolving any doubt concerning, or for any other purpose in relation to this Agreement, any amendment thereto, any transfer and/or assignment of the rights and/or obligations under the same or the security created or intended to be created in respect of the Trademark and shall, from time to time, indemnify the Pledgee promptly on demand against any liabilities, costs, claims and expenses resulting from any failure to pay by the Pledgor or any delay by any Pledgor in paying any such Taxes or fees.

10.      MISCELLANEOUS

10.1. The Pledgee may disclose and deliver a copy of the present Agreement to any tax or other authority, if asked to do so.

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10.2.    Changes to and amendments of this Agreement including this Clause
         10.2 must be made in writing. No oral supplements to this Agreement have been or will be made.

10.3.    The rights of each Party under this Agreement:

         (a)  may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights or remedies provided by law;

         (c)  may be waived only in writing and specifically.

         No failure or delay of a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         All the rights of the Pledgee hereunder shall be in addition to any other right vested in the Pledgee and all such rights may be exercised from time to time and as often as the Pledgee may deem expedient. The Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing this Pledge.

10.4. If any of the provisions of this Agreement should be or become invalid, unenforceable or impractical in whole or in part, the validity of the other provisions hereof shall not be affected. In that case the invalid, unenforceable or impractical provision is deemed to be replaced by such valid and enforceable provision or arrangement, which corresponds as closely as possible to the invalid, unenforceable or impractical provision and to the Parties' economic aims pursued by and reflected in this Agreement. The same applies in the event that this Agreement does not contain a provision which it needs to contain in order to achieve the economic purpose as expressed herein (Regelungslucke).

10.5. Notwithstanding any provision to the contrary contained herein, the parties hereto agree that this Agreement is subject in all respects to the Collateral Agency Agreement and for the avoidance of doubt, in the event of any inconsistency, the provisions of the Collateral Agency Agreement shall prevail.

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10.6.    No modification or amendment of this Agreement shall be binding upon any party hereto unless such modification or amendment shall be in writing and signed a duly authorized officer of the Pledgee and the Pledgor.

10.7. No failure or delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         All the rights of the Pledgee hereunder shall be in addition to any other right vested in the Pledgee and all such rights may be exercised from time to time and as often as the Pledgee may deem expedient. The Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the Pledge.

10.8. All communications to be made hereunder shall be made in writing to the following addresses:

         If made to the Pledgor:       Solutia Europe SA/NV
                                       Boondaelse Steenweg 6
                                       B-1050 Brussels
                                       Belgium
                                       Parc Scientifique-Fleming
                                       rue Laid Bumiat 3
                                       B-1348 Louvain-la-Neuve
                                       Belgium
                                       Att.: For the Attention of
                                       Legal Department
                                       Fax: +32 (0)1 048 1224

         If made to the Pledgee:       KBC Bank NV
                                       Havenlaan 12
                                       B-1080 Brussels
                                       Belgium
                                       Att.: Mr Dirk De Bleser
                                       Fax: +32 (0)2 429 4920

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10.9.    Any communication or document made or delivered by one Person to another under or in connection with this Agreement shall only be effective:

         (a)  by way of fax, when received in legible form;

         (b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

         (c) and, if a particular department or officer is specified as part of its address details provided under Clause 10.8, if addressed to that department or officer.

10.10. This Agreement is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Agreement. Without prejudice to any other procedural rule applicable to any dispute, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail except that where a German translation of a legal term appears in such text, the German translation shall prevail.

10.11.   This Agreement shall become effective on 11 February 2004.

11.      GOVERNING LAW

         This Agreement shall be governed by, and construed in accordance with, the substantive laws of Switzerland.

12.      JURISDICTION

         Any and all disputes arising out of or in connection with this Agreement including but not limited to matters of validity, conclusion, binding effect, interpretation, construction, performance or non-performance and remedies shall be subject to the non-exclusive jurisdiction of the Commercial Court (Handelsgericht) of the Canton of Zurich, Switzerland, venue being Zurich 1, subject to review as provided for by law. If there is no ordinary place of foreclosure in Switzerland according to the Federal Statute on Debt Collection and Bankruptcy (SchKG), the place of foreclosure (Betreibungsort) shall be Zurich 1, which shall be the place of performance for obligations arising under this Agreement.

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                                                EXECUTION VERSION

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13.      DELEGATION OF POWERS

         The Pledgee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretion vested in it by, this Agreement in such manner, upon such terms and to such Person as the Pledgee in its absolute discretion may think fit.

14.      BENEFIT OF THIS AGREEMENT

         This Agreement shall be binding on, and inure for the benefit of, the Pledgor and the Pledgee and their respective successors and assigns. The expressions Pledgee and Pledgor include their respective successors, and, in the case of the Pledgee, its nominee or such other Person as may from time to time be appointed Collateral Agent.

15.      ASSIGNMENT

         The Pledgee shall be entitled to assign or otherwise transfer any and all of its rights and duties under this Agreement to third parties. The Pledgor may not assign or transfer any of its rights or obligations under this Agreement, save prior agreement in writing of the Pledgee.

16.      EVIDENCE OF THE SECURED OBLIGATIONS OWING BY THE PLEDGOR

         A certificate by the Pledgee as to the amount and the terms and conditions of the Secured Obligations owing to the Pledgee from the Pledgor is, prima facie evidence of the matters to which it relates.

17.      RESPONSIBILITY OF THE PLEDGEE

17.1.    The Pledgee shall not be responsible to any Noteholder for:

         (a) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in any Subsidiary Guaranty or Collateral Document;

         (b) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with any Subsidiary Guaranty or Collateral Document; or

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                                                EXECUTION VERSION

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         (c)  the legality, validity, effectiveness, adequacy or
              enforceability of any Subsidiary Guaranty or Collateral Document (including but not limited to validity of the Floating Charge Agreement (overeenkomst pand op handelszaak/contrat de gage sur fonds de commerce) between the Issuer and the Pledgee).

17.2. Each Noteholder is responsible to make, and to continue to make, its own independent appraisal of all risks arising under or in connection with the Notes, the Subsidiary Guaranties and the Collateral Documents (including but not limited to the financial condition and affairs of the Issuer and the Subsidiary Guarantors, the nature and extent of any recourse against any party or its assets or the legality, validity, effectiveness, adequacy or enforceability of any Subsidiary Guaranty or Collateral Document).




11 February 2004

Executed by:

CARBOGEN AG, AS PLEDGOR



/s/ Kristel Deroover
------------------------------
Attorney
..............................................



KBC BANK NV, AS PLEDGEE



/s/ Dirk De Bleser
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Head Operations & Accounting
..............................................



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